VESSEL PURCHASE AGREEMENT


                    dated as of August 1, 1996



                              among



                    TRICO MARINE ASSETS, INC.


                               and



                         KIM SUSAN, INC.
                      K&B BOAT RENTALS, INC.
                     FAGAN BOAT SERVICE, INC.



                   ___________________________


                        Sale and Purchase
                                of
                         M/V MISS KATRINA
                          M/V MR. BUSTER
                         M/V GRADY ALLAN
                         M/V MISS KRISTIN
                             M/V KENT
                           M/V MR. TODD
                          M/V MR. TYLER

                    VESSEL PURCHASE AGREEMENT

     This VESSEL PURCHASE AGREEMENT (this "Agreement"), dated as of August 1, 1996, is by and among Trico Marine Assets, Inc., a Delaware corporation (the "Buyer"), and Kim Susan,
Inc., a Louisiana corporation, K&B Boat Rentals, Inc., a Louisiana corporation, and Fagan Boat Service, Inc., a Louisiana corporation (collectively, the "Sellers" and, individually, a "Seller").

                       W I T N E S S E T H:

     WHEREAS, the Sellers are the owners of the U.S. flagged supply vessels listed on Exhibit "A" and the parts, equipment, machinery, implements, accessories, appurtenances, supplies and inventory related to the Vessels (collectively, the "Vessels").

     WHEREAS, the Sellers desire to sell the Vessels to the Buyer upon the terms and conditions set forth herein; and

     WHEREAS, the Buyer desires to acquire the Vessels upon such terms.

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Buyer and Sellers hereto represent and agree as follows:

                            SECTION 1
                 SALE AND PURCHASE OF THE VESSELS

     1.1 Sale of the Vessels. On the Closing Date (as hereinafter defined), the Sellers do hereby agree to sell to the Buyer, and the Buyer does hereby agree to purchase from the Sellers, the Vessels. Other than the Vessels, the Buyer shall acquire no other assets or property, including any goodwill, intangibles or contractual rights of the Sellers. The Buyer shall acquire no land based facilities, employees, distribution systems, customers, operating rights or production techniques of the Sellers pursuant to this Agreement.

     1.2 Deposit and Purchase Price. (a) Contemporaneously with the execution hereof, the Buyer shall deliver to the Sellers $500,000 as a deposit (which shall be credited towards the Purchase Price (as hereinafter defined) at the Closing) to secure the performance of its obligations under this Agreement. If this Agreement is terminated prior to the Closing by the Sellers pursuant to Section 5.1(d), then the Sellers shall retain this deposit as full and final liquidated damages suffered by the Sellers as a result of the Buyer's failure to close the transactions contemplated hereby. If this Agreement is terminated prior to the Closing pursuant to Subsections 5.1(a), 5.1(b) or 5.1(c) by the Buyer, the Sellers shall promptly, after such termination, return this deposit to the Buyer.

          (b) The Buyer shall, subject to the terms hereof, pay at the Closing (as hereinafter defined) $32,000,000 (as it may be adjusted pursuant to this Section 1, the "Purchase Price") to the Sellers in the manner provided in Subsection
2.1. If, prior to the Closing Date, any Vessel shall become an actual or constructive total loss, the Purchase Price shall be reduced by $4,500,000 for each such Vessel and such Vessel shall not be sold or transferred to the Buyer at the Closing.

     1.3 "As is, Where is" Sale. Each Vessel shall be sold on an "as is, where is" basis and the Buyer shall accept delivery of each Vessel from the Sellers in such condition. Except as set forth in Subsection 3.4, no representations or warranties, either expressed or implied, are made with respect to the maintenance, repair, condition, design, operation, seaworthiness, value, marketability, merchantability, usefulness or suitability for any purpose, of any Vessel, including without limitation, (a) any implied or expressed warranty of merchantability, (b) any implied or expressed warranty for fitness for a particular purpose, and (c) any claim by the Buyer for damages because of or related to any defects, whether known or unknown, with respect to any Vessel. The Buyer and the Sellers intend that the Vessels shall be conveyed and transferred to the Buyer in their present condition and state of repair existing on the Closing Date "as is" and "where is," with all faults. In accordance with the foregoing, the Buyer waives each and every claim for recovery against the Sellers for any and all loss or damage to the Vessels arising from or relating to, in whole or in part, the maintenance, repair, condition, seaworthiness or design of the Vessels.

     1.4 Closing. The consummation of the sale and purchase of the Vessels (the "Closing") shall take place in accordance with the terms of this Agreement on a business day to be mutually agreed upon by Buyer and Sellers (the "Closing Date") on or before August 20, 1996. On the Closing Date, the Buyer shall deliver the Purchase Price to the Sellers, the Sellers shall cause the Vessels to be delivered to the Buyer and the Buyer and the Sellers each shall provide the other documents, certificates and instruments required to be delivered pursuant to Section 2. Each of the parties agree that time is of the essence and that it will use its best efforts to satisfy the conditions to Closing set forth in Section 2 that are within its control and that are capable of being satisfied prior to the Closing Date not later than the second business day in advance of the date the parties establish as the Closing Date.

     1.5  Condition and Access to the Vessels.

          (a) Notwithstanding anything to the contrary herein, the Buyer and the Sellers agree that the Vessels shall, on the Closing Date, be in substantially the same condition  as  on  the date hereof,  ordinary  wear  and  tear excepted. If any Vessel shall suffer any damage or loss (other than an actual or constructive total loss) prior to the Closing, the Sellers agree to be responsible for such repairs to the Vessel suffering such damage or loss as may be necessary to restore the Vessel to the condition required hereunder. The Sellers agree to cause the Vessels to continue to be insured by hull and machinery and protection and indemnity insurance in the amounts and with the coverages currently in force until the Closing Date. Prior to the Closing, the Sellers shall provide Buyer with original cover notes evidencing such insurance covering the Vessels for the three years prior to Closing.

          (b) The Buyer shall, at its option, have a period of ten business days from the date hereof to conduct a reasonable due diligence investigation of each of the Vessels and the documentation related thereto, which inspection must be satisfactory to the Buyer. If the Buyer finds (i) any condition that would cause the representations made in
Subsection 3.4 to be untrue or (ii) any of (A) the hull or material pieces of machinery or equipment reflected in Exhibit "A" to be inoperable or missing or (B) the specifications set forth in Exhibit "A" to be materially inaccurate, then the Buyer may terminate this Agreement in accordance with Section 5 if the Sellers do not agree to remedy the condition to the Buyer's reasonable satisfaction.


     1.6  Governmental Filings.

          (a) The Buyer and Sellers will coordinate with the other and will use all reasonable efforts to cause to be filed as promptly as possible with the Department of Justice and the Federal Trade Commission any pre-merger notifications required by the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), and to obtain the early termination or waiver of the HSR Act waiting period and any related restriction on consummating the transactions contemplated by this Agreement.

          (b) The Sellers will furnish Buyer on a timely basis such information concerning the Vessels and the operation thereof as reasonably deemed necessary or appropriate by the Buyer for inclusion in any report, application or other statement required by law to be made by Buyer or to be filed by Buyer with any governmental authority in connection with or relating to the transactions contemplated by this Agreement.

                            SECTION 2
                       CONDITIONS PRECEDENT

     The respective obligations of the Sellers to sell the Vessels to the Buyer and the Buyer to pay the Purchase Price for the Vessels are subject to the satisfaction of the following conditions precedent:

     2.1  Deliveries  by  the  Buyer.   At  the  Closing,  the
following actions shall have been taken by the Buyer:

          (a) Buyer shall deliver to the Sellers the remaining portion of the Purchase Price not previously paid pursuant to Subsection 1.2(a) by wire transfer of immediately available funds to an account designated by the Sellers; and

          (b)  The   Buyer   shall   deliver   the  Employment
Agreement in the form attached hereto as Exhibit "B."

     2.2  Deliveries   by   Sellers.   At  the  Closing,   the
following actions shall have been taken by the Sellers:

          (a) The Sellers will deliver bills of sale fully executed by the Seller owning each Vessel in a mutually acceptable form pursuant to which such Seller shall transfer to Buyer all right, title and ownership of the Vessels sold, transferred, conveyed, assigned and delivered free and clear of all Encumbrances (as hereinafter defined); and

          (b) The Sellers shall deliver to the Buyer all documentation, certificates and instruments relating to each Vessel as may be in the Sellers' possession and such documents, certificates and instruments reasonably requested by Buyer concerning the accuracy and validity of or compliance with the representations and warranties as Buyer may reasonably request.

     2.3  HSR Act.  Any waiting period imposed under  the  HSR
Act shall have expired or been terminated in accordance with the rules promulgated thereunder.

     2.4 Representations and Warranties. All representations and warranties made by Buyer and the Sellers shall be true and correct in all material respects on and as of the time of the Closing with the same effect as though made on and as of such date, except to the extent waived in its sole discretion by the recipient of the representation and warranty.

                            SECTION 3
            REPRESENTATIONS AND WARRANTIES OF SELLERS

     The  Sellers  make  the  following  representations   and
warranties to the Buyer:

     3.1 Organization, Existence and Corporate Power. Each of the Sellers is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Louisiana and has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and the other documents, certificates and instruments contemplated hereby and thereby. The Sellers have not been and are not engaged in the business of selling tangible personal property similar to the Vessels and the Sellers have not and do not hold themselves out to be engaged in such business.

     3.2  Authorization   and   Execution.    The   execution,
delivery and performance of this Agreement and the other documents, certificates and instruments contemplated hereby and thereby and the consummation of the transactions contemplated hereby and thereby have been duly authorized and approved by all requisite corporate action on the part of each of the Sellers. This Agreement and, when executed and delivered, each other document, certificate and instrument required to be executed, have been duly executed and delivered by each of the Sellers and constitute the legal, valid and binding obligations of each of the Sellers enforceable against each of them in accordance with the respective terms hereof and thereof.

     3.3 Conflict. Neither the execution, delivery or performance by the Sellers of this Agreement nor the consummation of the transactions contemplated hereby will violate or contravene any of the Seller's articles of incorporation or any judgment, decree, order or award of any court or other governmental agency or any law, rule or regulation applicable to any of the Sellers or any of their respective property or assets or conflict with, result in a breach of or constitute a default under, any agreement, instrument or contractual obligation to which any of the Sellers is a party or by which it or its properties are bound.

     3.4 Title; No Encumbrance. The Seller reflected in Exhibit "A" as owing each Vessel has good, valid and marketable title to the Vessels and all of such Vessels on the Closing Date shall be, free and clear of all mortgages, security interests, debts, claims, liens, libels and encumbrances of any kind whatsoever ("Encumbrances"). The Sellers will warrant and defend the Buyer's title in and to the Vessels against the claims and demands of all persons whomsoever. All of the Vessels are U.S. flagged vessels and are qualified to engage in the coastwide trade and none has been disqualified from their intended service by the U.S. Maritime Administration. At all times each of the Sellers has been "a citizen of the United States" within the meaning of
Section 2 of the Shipping Act of 1916, as amended. The Vessels are duly documented in the name of the Sellers reflected in Exhibit "A" as owning each Vessel with the U.S. Coast Guard and each of the Vessels has and as of the Closing Date will have current certificates of inspection and documentation in effect with the U.S. Coast Guard and an American Bureau of Shipping loadline certificate, in each case free of reportable exceptions or notations of record and each of the Vessels is currently operating within the U.S. Gulf of Mexico.

     3.5 Litigation. There are no legal actions, suits, arbitrations, government investigations or other legal or administrative proceedings, nor any order, decree or judgement pending, or effect, or threatened against or relating to the Vessels or the Sellers in connection with or relating to the transactions contemplated by this Agreement.

     3.6 Taxes. The Sellers have duly and timely prepared and filed with the appropriate governmental authorities all returns, reports, information returns or other documents filed or required to be filed with such governmental authorities and has paid any taxes or other amounts due in respect thereof that if unpaid could result in a claim by any governmental authority against any of the Vessels or the Buyer.

                            SECTION 4
           REPRESENTATIONS AND WARRANTIES OF THE BUYER

     The Buyer represents and warrants to the Sellers as follows:

     4.1 Organization, Existence and Corporate Power. The Buyer is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power to execute, deliver and perform its obligations under this Agreement.

     4.2 Authorization and Execution. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized and approved by all requisite corporate action of the Buyer. This Agreement constitutes the legal, valid and binding obligation of the Buyer enforceable against it in accordance with its terms.

     4.3 Conflict. Neither the execution, delivery or performance by the Buyer of this Agreement nor the consummation of the transactions contemplated hereby will violate the Buyer's certificate of incorporation or by-laws or any judgment, decree, order or award of any court or other governmental agency or any law, rule or regulation applicable to the Buyer or its property or assets or conflict with, result in a breach of or constitute a default under, any contractual obligation of the Buyer.

     4.4 Citizenship. The Buyer is a "citizen of the United States" as such term is defined in Section 2 of the Shipping Act of 1916, as amended, qualified to engage in the trade in which each Vessel is, or is contemplated to be, employed.

     4.5 Litigation. There are no legal actions, suits, arbitrations, government investigations or other legal or administrative proceedings, nor any order, decree or judgement pending, or effect, or threatened against the Buyer in connection with or relating to the transactions contemplated by this Agreement.

                            SECTION 5
                           TERMINATION

     5.1 Termination. This Agreement may, by written notice given at or prior to the Closing, be terminated: (a) by mutual consent of the Sellers and the Buyer; (b) by the Sellers or the Buyer if there has been a material breach by the other of any representation, warranty or covenant contained in this Agreement that shall not have been cured or waived by the other party prior to the earlier of ten days following notice of such breach and the Closing Date; (c) by the Buyer in accordance with Subsection 1.5(b) following the completion of its due diligence investigation specified therein; or (d) by the Sellers or the Buyer if the conditions to Closing required by Section 2 shall not have been met or waived by September 13, 1996, or the Closing has not occurred by such date; provided, however, that the party whose breach of its representations and warranties in this Agreement or whose failure to perform any of its covenants and agreements under this Agreement has resulted in the failure of the Closing to occur on or before such date shall not be entitled to terminate this Agreement pursuant to this Subsection 5.1(d).

     5.2 Effect of Termination; Survival. Upon termination of this Agreement pursuant to Subsection 5.1, this Agreement shall be void and of no effect and there shall be no liability by reason of this Agreement or the termination thereof on the part of any party except for any liability arising out of a breach of any covenant in this Agreement prior to the date of termination or any covenant that survives pursuant to this Subsection 5.2. The following provisions shall survive any termination of this Agreement: Subsections 1.2(a) and 5.2 and
Section 6.

                            SECTION 6
                          MISCELLANEOUS

     6.1 Indemnification of Buyer by Sellers. The Sellers hereby agree to pay and assume liability for, and do hereby agree to indemnify, protect, save and keep harmless the Buyer, from and against any and all liabilities, obligations, losses, damages, penalties, claims (including claims by any employee of such Sellers or any of its servants, crew or agents), actions, suits and related costs, expenses and disbursements, including reasonable legal fees and expenses, of whatsoever kind and nature, imposed on, asserted against or incurred by Buyer (collectively, "Losses"), in any way relating to or arising out of or alleged to be attributable to, related to or arising out of (a) any inaccuracy in any representation or warranty of the Sellers in this Agreement or any breach or nonfulfillment of any covenant, agreement or other obligation of the Sellers, (b) Encumbrances arising as a matter of law from events occurring prior to the Closing Date or (c) any Losses sustained by Buyer arising out of or related to Sellers' ownership or operation of the Vessels prior to the Closing Date.

     6.2 Indemnification of Sellers by Buyer. Buyer hereby agrees to pay and assume liability for, and does hereby agree to indemnify, protect, save and keep harmless the Sellers, from and against any and all Losses imposed on, asserted against or incurred by the Sellers, in any way relating to or arising out of or alleged to be attributable to, related to or arising out of (a) any inaccuracy in any representation or warranty of the Buyer in this Agreement or any breach or nonfulfillment of any covenant agreement or other obligation of the Buyer or (b) any Losses sustained by Sellers arising out of or related to the ownership or operation of the Vessels after the Closing Date.

     6.3 Expenses. The Buyer and the Sellers shall each pay their own out-of-pocket fees and expenses, including, without limitation, all legal, accounting, advisory or other fees and expenses, arising in connection with any transactions contemplated by this Agreement.

     6.4 Negotiations. During the period from the date of this Agreement until the earlier of the Closing or the termination of this Agreement, Sellers shall cease any existing negotiations and shall cause their respective officers, employees, representatives and agents, not to take any action (or permit any other person acting for or on their behalf), directly or indirectly, to solicit or initiate or encourage inquiries or proposals from, or participate in discussions or negotiations with, or provide any information to, any corporation, partnership, person or other entity or group (other than the Buyer) concerning any sale of assets, sale of shares of capital stock, merger, consolidation or similar transaction involving any of the Sellers.

     6.5 Entire Agreement; Amendments and Waivers. This Agreement constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and hereby supersedes any other prior agreement of the parties with respect to the matters set forth herein whether written or oral. No modification, waiver or amendment of this Agreement shall be effective unless such modification, waiver or amendment shall be in writing and executed by the parties hereto.

     6.6 Notices. Except as may otherwise be expressly provided herein, any notice herein required or permitted to be given shall be in writing or by telex or facsimile transmission with subsequent written confirmation, and may be personally served, sent by United States mail or by overnight delivery service providing for evidence of receipt and shall be deemed to have been given upon receipt by the party notified. For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Subsection 6.6) shall be as set forth opposite each party's name on the signature page hereof.

     6.7  Survival.   All  agreements, indemnities, covenants,
representations and warranties made herein shall survive the execution and delivery of this Agreement and the delivery of the Vessels.

     6.8 Severability; Counterparts. In case any provision of or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of such counterparts shall together constitute one and the same instrument.

     6.9 Governing Law. This agreement shall be construed in accordance with U.S. maritime law and the substantive laws of the State of Louisiana.

     6.10 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that neither Buyer nor either Sellers shall be permitted to assign its rights under this Agreement without the prior written consent of the other party.

     6.11. Publicity. Neither the Buyer, the Sellers nor any of their respective affiliates shall issue any press release or otherwise make any public announcement or disclosure regarding this Agreement or the transactions contemplated hereby. However, the Buyer shall be entitled to make such disclosures to the extent required by any applicable law or regulation; provided that (a) the condition specified in Subsection 1.5(b) has been satisfied by the Buyer and (b) the Buyer shall first consult in good faith with the Sellers regarding the necessity and scope of such disclosure.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

The Buyer's address is:        BUYER:

610 Palm Avenue                TRICO MARINE ASSETS, INC.
Houma, Louisiana  70364
Telephone:  504-693-7661
Facsimile:  504-693-7662       By: /s/ Thomas E. Fairley
                                  ___________________________
                                       Thomas E. Fairley
                                          President

The Sellers' address is:       SELLERS:

West 21st Street               KIM SUSAN, INC.
Larose, Louisiana  70373
Telephone: 504-693-7601
Facsimile: 504-693-7662        By:  /s/ Ralph Fagan
                                   ___________________________
                                        Ralph Fagan
                                          President

                               K&B BOAT RENTALS, INC.


                               By:   /s/ Ralph Fagan
                                    ___________________________
                                         Ralph Fagan
                                          President

                               FAGAN BOAT SERVICE, INC.


                               By:   /s/ Ralph Fagan
                                    ____________________________
                                         Ralph Fagan
                                          President